合同编号/Contract No.：

CO-VVAC-CAEV1EV58-250112

遊艇銷售合同（“購銷協議”)

Yacht Sales Contract ("Purchase and Sale Agreement")

甲方（賣方）**Party A (Seller)**：**VIVIC CORP.**

乙方（買方）**Party B (Buyer)**：**ACEL POWER INC.**

簽訂時間 **Date of Signing** ：**2025 / 1 / 29**

標的型式 **Subject Model**：**VIVIC – EV1-1 / EV1-2 / EV58**

VIVIC

茲因乙方向甲方購買貳艘EV1遊艇及壹艘EV58，雙方合意訂定下列條款，以資共同遵守。

甲乙雙方本著自願、平等、互惠互利、誠實信用的原則，經充分友好協商，現就甲乙雙方船艇買賣事宜，訂立如下合同條款，共同恪守履行。

Whereas Party B agrees to purchase two (2) EV1 yachts and one (1) EV58 yacht from Party A, both parties hereby agree to the following terms and conditions for mutual compliance.
Both Party A and Party B, adhering to the principles of voluntariness, equality, mutual benefit, and good faith, have conducted thorough and amicable negotiations. Accordingly, both parties hereby enter into this contract regarding the sale and purchase of the yachts and agree to abide by its terms and conditions in good faith.

一、船體參數

1、乙方向甲方採購三艘遊艇型號為EV1-1, EV1-2 及EV58。
2、乙方已知悉該遊艇的型號及配置，詳見附件1及附件2，具體交付標準以雙方實際改造後的配置為准。

1. Yacht Specifications
   1. Party B agrees to purchase three yachts from Party A, specifically models EV1-1, EV1-2, and EV58.
   2. Party B acknowledges and understands the specifications and configurations of the yachts, as detailed in Annex 1 and Annex 2. The final delivery standards shall be based on the actual modifications agreed upon and implemented by both parties.

二、買賣方式

由甲方向乙方提供船型的相關資料。甲方確定該遊艇手續齊全、確保雙方安全交易。

2. Method of Sale
Party A shall provide Party B with relevant information regarding the yacht models. Party A guarantees that all necessary documentation for the yachts is complete, ensuring a secure transaction for both parties.

三、價格及付款步驟

1、EV1-1 配備 2 台 75HP Inboard Motor、86 Kwh LFP Battery 的單價為 USD$ 479,470.00，(大寫:**肆拾柒萬玖仟肆佰柒拾美元整**)。

2、EV1-2 配備 2 台 75HP Inboard Motor、86 Kwh Semi-Solid State Battery、80KW Range Extender and Generator 的單價為 USD$ 509,470.00，(大寫: **伍拾萬玖仟肆佰柒拾美元整**)。

3、EV58 配備 2 台 250HP Outboard Motor、345 KWh LFP Battery、80KW Range Extender 以及 Generator 的總金額為 USD$ 1,174,050.00，(大寫: **壹佰壹拾柒萬肆仟零伍拾美元整**)

上述 3 艘遊艇的總金額為 USD$ 2,162,990.00，(大寫: **貳佰壹拾陸萬貳仟玖佰玖拾美元整**)。

此售價為到岸價，**交船**地點：福建沿海工廠。

3. Price and Payment Terms

1. The unit price of EV1-1, equipped with two (2) 75HP Inboard Motors and an 86 KWh LFP Battery, is USD $479,470.00 (In words: Four Hundred Seventy-Nine Thousand Four Hundred Seventy US Dollars).
2. The unit price of EV1-2, equipped with two (2) 75HP Inboard Motors, an 86 KWh Semi-Solid State Battery, and an 80KW Range Extender and Generator, is USD $509,470.00 (In words: Five Hundred Nine Thousand Four Hundred Seventy US Dollars).
3. The total price of EV58, equipped with two (2) 250HP Outboard Motors, a 345 KWh LFP Battery, an 80KW Range Extender, and a Generator, is USD $1,174,050.00 (In words: One Million One Hundred Seventy-Four Thousand Fifty US Dollars).

The total price for the three (3) yachts is USD $2,162,990.00 (In words: Two Million One Hundred Sixty-Two Thousand Nine Hundred Ninety US Dollars).

This selling price is CIF (Cost, Insurance, and Freight). The delivery location is a coastal factory in Fujian, China.

4、相關的運費和報關、清關、保險碼頭等費用以實際產生的為准，由甲方承擔。此船到達**交船**地點的港口後，所產生的費用和責任由乙方承擔。

4. The related costs, including freight, customs declaration, clearance, insurance, and terminal fees, shall be borne by Party A based on the actual expenses incurred. Once the yacht arrives at the designated delivery port, all subsequent costs and responsibilities shall be borne by Party B.

5、付款方式：

第一期：乙方應於本合同簽訂之日起的 15 個工作日內支付 25% 總金額船款為 USD$ 540,748.00 (大寫: **伍拾肆萬零柒佰肆拾捌美元整**)

<EV1-1>
第二期：乙方應於EV1-1 船舶完成建造出貨前後支付船款 USD$ 50,000.00 元整（大寫：**伍萬美元整**），作為第二期款項。

<EV1-1>
第三期：EV1-1 乙方在銷售後收到款項，**在船舶出船前向甲方支付全額款項**，應將餘款 USD$ 309,603.00 (大寫: **參拾萬玖仟陸佰零叁美元整**) 支付給甲方。

<EV1-2>
第二期：EV1-2 乙方在銷售後收到款項，**在船舶出船前向甲方支付全額款項**，應將餘款 USD$ 382,102.00 **(大寫: 參拾捌萬貳仟壹佰零貳美元整)** 支付給甲方。

<EV58>
第二期：EV58 乙方在銷售後收到款項，**或在船舶出船前向甲方支付全額款項**，應將餘款 USD$ 880,537.00 (大寫: **捌拾捌萬零伍佰叁拾柒美元整**) 支付給甲方。

付款條件調整條款

如因特殊情況需調整付款以及付款條件，須經甲乙雙方書面協商一致後方可修改，修改條件及內容應以書面形式確認並作為本合同的補充條款，與本合同具有同等法律效力。

由於專案涉及改造工程最終結算金額以雙方實際產生的改造費為准，但不能超過整體船的單價的10%，第一艘配備2台75HP Inboard Motor 、86 Kwh LFP Battery的EV1-1單價為USD$ 479,470.00.00；第二艘配備2台75HP Inboard Motor 、86 Kwh Semi-Solid State Battery、80KW Range Extender and Generator的EV1-2單價為USD$ 509,470.00元整；第三艘配備2 台 250HP Outboard Motor、345 KWh LFP Battery、80KW Range Extender 以及 Generator 的EV58 總金額為 USD$ 1,174,050.00元整。

5. Payment Terms

First Payment

- Party B shall pay 25% of the total yacht price, amounting to USD $540,748.00 (In words: Five Hundred Forty Thousand Seven Hundred Forty-Eight US Dollars), within 15 working days from the date of signing this contract.

EV1-1 Payment Schedule

- Second Payment: Party B shall pay USD $50,000.00 (In words: Fifty Thousand US Dollars) before or upon completion of the construction and shipment of EV1-1 as the second installment.
- Final Payment: After Party B sells EV1-1 and receives payment, but before the yacht is shipped, Party B shall pay the remaining balance of USD $309,603.00 (In words: Three Hundred Nine Thousand Six Hundred Three US Dollars) to Party A.

EV1-2 Payment Schedule

- Final Payment: After Party B sells EV1-2 and receives payment, but before the yacht is shipped, Party B shall pay the remaining balance of USD $382,102.00 (In words: Three Hundred Eighty-Two Thousand One Hundred Two US Dollars) to Party A.

EV58 Payment Schedule

- Final Payment: After Party B sells EV58 and receives payment, or before the yacht is shipped, Party B shall pay the remaining balance of USD $880,537.00 (In words: Eight Hundred Eighty Thousand Five Hundred Thirty-Seven US Dollars) to Party A.

6、甲方指定收款帳戶如下：

6. Party A's Designated Payment Account:

Bank Name :	Bank of America NA
SWIFT Code for Bank of America NA:	**BOFAUS3N** [for US dollars (USD)(international)
Routing Transit Number:	026009593 (US domestic)
Bank address, City & State :	Bank of America,N.A.222 Broadway New York, NY 10038
Beneficiary Account Number :	3340 5480 1188
Beneficiary Name:	Vivic Corp.

7、甲方收到款項後，按照乙方要求對此船進行改造，具體改造、設計、技術性能、規格參數都按照乙方的要求實施。此船在工廠開展改造的相關費用由甲方承擔。乙方安排的代表和派駐的人員及其開展工作所產生的費用由乙方承擔。

7. Upon receiving the payment, Party A shall modify the yachts according to Party B’s requirements. The specific modifications, design, technical performance, and specifications shall be implemented as per Party B’s instructions.

8、本合同所涉交付期限為六（6）個月。若**交船**完成後，因進行升級測試或進一步優化的需要，需繼續使用場地的，則場地費用按每月人民幣三千元（RMB 3,000 元）計算，由需方承擔，按月支付，若不足一個月的則按實際天數計收。

8. The delivery period stipulated in this contract is six (6) months. If, after the delivery of the yachts, further use of the facility is required for upgrade testing or further optimization, the facility fee shall be calculated at RMB 3,000 per month, borne by the requesting party and paid on a monthly basis. If the usage period is less than one month, the fee shall be calculated based on the actual number of days used.

9、此船改造完成後，由甲方安排報關、貨輪航班、物流運輸以及交付事宜。

9. After the modifications of the yachts are completed, Party A shall arrange customs declaration, cargo ship scheduling, logistics transportation, and delivery.

10、檢驗/測試
應乙方要求，甲方應向乙方提供與其履行本協議相關的書面報告。乙方的檢驗、測試、審核、交付或付款均不構成對貨物或服務的驗收。如果乙方收到的貨物或服務存在檢查時無法顯見的缺陷或不合格情況，乙方有權拒收並要求更換或賠償損失。本購銷協議中的任何內容均不免除甲方進行測試、檢驗及質量控制的義務。

10. Inspection/Testing
At Party B's request, Party A shall provide Party B with written reports related to the performance of this agreement. Party B's inspection, testing, audit, delivery, or payment shall not constitute acceptance of the goods or services.
If defects or non-conformities that were not apparent during inspection are later discovered in the received goods or services, Party B has the right to reject them and request replacement or compensation for damages.
Nothing in this Purchase and Sale Agreement shall exempt Party A from its obligations regarding testing, inspection, and quality control.

11、保證
甲方保證所有貨物和服務將：
(i) 符合市場交易條件且無缺陷；
(ii) 符合規範及相關行業或專業的質量標準；
(iii) 由具備能力和資質的專業人員以適當且專業的方式完成；
(iv) 無留置權和權利負擔，並在支付上述價格後提供良好的所有權；
(v) 符合其預期用途且安全可靠；
(vi) 如涉及專業設計工作，需經合格持牌專業人士批准。

11. Warranty
Party A guarantees that all goods and services shall:
(i) Conform to market transaction conditions and be free from defects;
(ii) Comply with specifications and relevant industry or professional quality standards;
(iii) Be completed in an appropriate and professional manner by qualified and competent personnel;
(iv) Be free from liens and encumbrances, with good title provided upon full payment of the agreed price;
(v) Be suitable for their intended use, safe, and reliable;
(vi) If involving professional design work, be approved by qualified and licensed professionals.

若貨物或設備的材料由製造商或供應商提供，甲方應獲得並轉讓或以其他方式向乙方提供其所享有的保修和保證利益，並履行其責任以確保上述保修或保證持續有效。

If the materials for the goods or equipment are provided by the manufacturer or supplier, Party A shall obtain and transfer, or otherwise provide to Party B, the warranty and guarantee benefits it is entitled to. Party A shall also fulfill its responsibilities to ensure that the aforementioned warranties or guarantees remain valid.

12、針對有缺陷、不符合行業標準或規範的貨物的補救措施
乙方可退回任何有缺陷、不符合行業標準或規範的貨物，要求全額退款或更換。對於甲方在本協議下的義務，時間是至關重要的。甲方應立即並迅速更換、修復或糾正任何不符合規範、有缺陷或低於行業標準的工作，包括第 11 條所述的保證範圍內的問題。

12. Remedies for Defective or Non-Compliant Goods
Party B may return any defective goods or goods that do not meet industry standards or specifications and request a full refund or replacement.
Timeliness is essential for Party A's obligations under this agreement. Party A shall promptly and efficiently replace, repair, or rectify any non-compliant, defective, or substandard work, including issues covered under the warranties stated in Clause 11.

13、在乙方接收與驗收貨物（EV1-1、EV1-2 或 EV-58）之前，於指定**交船**地點，與船舶相關的所有責任由甲方承擔，與乙方無關。在乙方接收與驗收貨物（EV1-1、EV1-2 或 EV-58）後，於指定**交船**地點，與船舶相關的所有責任由乙方承擔，與甲方無關。

- 乙方對貨物的接收與驗收包括對貨物進行合理的檢驗、測試和審核，以確保貨物可被接受且無缺陷，並符合行業標準或規範。一旦乙方根據其合理裁量認為貨物可被接受，將向甲方提供書面接收與驗收通知，該通知將構成"**交船**"。EV1-1**交船**後，由甲方代管以及銷售，甲方將承擔停泊、維護、清潔、銷售等費用。成功銷售出去，乙方將支付銷售金額的10%給甲方作為經銷費用。甲方有責任義務維護好該船隻，船隻若有損毀，由甲方承擔修護義務。
- EV1-2**交船**後，乙方將船送往目標市場，乙方承擔後續費用，包含運費、關稅、停泊、維護、清潔、銷售等費用。

13. Responsibilities Before and After Acceptance
Before Party B receives and accepts the goods (EV1-1, EV1-2, or EV58) at the designated delivery location, all responsibilities related to the yachts shall be borne by Party A and shall have no connection to Party B.

After Party B receives and accepts the goods (EV1-1, EV1-2, or EV58) at the designated delivery location, all responsibilities related to the yachts shall be borne by Party B and shall have no connection to Party A.

- Party B's acceptance and receipt of the goods shall include reasonable inspection, testing, and review to ensure that the goods are acceptable, free from defects, and compliant with industry standards or specifications. Once Party B, at its reasonable discretion, deems the goods acceptable, it shall provide written acceptance and receipt notification to Party A, which shall constitute "Delivery."
- EV1-1: After delivery, Party A shall store and sell the yacht on behalf of Party B. Party A shall bear the costs of docking, maintenance, cleaning, and sales. Upon successful sale, Party B shall pay 10% of the sales amount to Party A as a dealership fee. Party A is responsible for maintaining the yacht in good condition. If any damage occurs, Party A shall bear the repair obligations.
- EV1-2: After delivery, Party B shall transport the yacht to the target market and bear all subsequent costs, including shipping, customs duties, docking, maintenance, cleaning, and sales expenses.

14、交船後，此船船體保修期為三年，船體保修由甲方負責；動力系統由遵照乙方的保固計畫；船上的設備和設施保固一年由甲方負責；保固到期之後的售後服務由乙方在當地負責。

14. After delivery, the hull warranty period is three (3) years, and Party A shall be responsible for the warranty. The power system warranty shall follow Party B's warranty plan. The onboard equipment and facilities warranty is one (1) year, and Party A shall be responsible for it. After the warranty expires, after-sales service shall be handled by Party B in the local market.

15、甲乙雙方確認並同意，產品品質驗收以乙方完成驗收程序並簽署驗收確認文件為準，並經乙方負責人或授權代表簽字確認後生效。

15. Both Party A and Party B confirm and agree that the acceptance of product quality shall be based on Party B's completion of the acceptance procedure and the signing of the acceptance confirmation document. The acceptance shall take effect only after it has been signed and confirmed by Party B's responsible person or authorized representative.

四、智慧財產協議（“IP 協議”）

雙方同意並確認智慧財產（“IP”）權利對本購銷協議至關重要，並同意以下條款：

1. 定義

在本 IP 協議中：

a. 既有智慧財產：指在本購銷協議下任何共同開發開始之前由任一方擁有的智慧財產。
b. 共同開發的智慧財產：指在本購銷協議下雙方合作期間共同開發的智慧財產。

4. Intellectual Property Agreement ("IP Agreement").

Both parties agree and acknowledge that intellectual property ("IP") rights are crucial to this Purchase and Sale Agreement and agree to the following terms:

1. Definitions.
In this IP Agreement:
a. Pre-existing Intellectual Property: Refers to any intellectual property owned by either party prior to the commencement of any joint development under this Purchase and Sale Agreement.
b. Jointly Developed Intellectual Property: Refers to intellectual property jointly developed by both parties during the collaboration under this Purchase and Sale Agreement.

2. 既有智慧財產的所有權
每一方均保留其所擁有的全部既有智慧財產的所有權，包括在共同開發之外對該智慧財產所做的任何改進或修改。
a. 甲方保留其在本購銷協議之前或獨立於本協議之外創建或擁有的所有智慧財產的所有權。
b. 乙方保留其在本購銷協議之前或獨立於本協議之外創建或擁有的所有智慧財產的所有權。
雙方均不得聲稱擁有另一方既有智慧財產的所有權。

2. Ownership of Pre-existing Intellectual Property.
Each party retains full ownership of its pre-existing intellectual property, including any improvements or modifications made outside the scope of joint development.
a. Party A retains ownership of all intellectual property that was created or owned prior to this Purchase and Sale Agreement or independently of this Agreement.
b. Party B retains ownership of all intellectual property that was created or owned prior to this Purchase and Sale Agreement or independently of this Agreement.
Neither party shall claim ownership of the pre-existing intellectual property of the other party.

3. 共同開發智慧財產的所有權
在本協議期限內雙方共同開發的任何智慧財產均由雙方共同擁有，且每一方均擁有該智慧財產的不可分割的權益。
a. 雙方同意充分合作以確保與共同開發智慧財產相關的智慧財產權（如專利、商標、版權）得到保護。

b. 與共同開發智慧財產相關的智慧財產保護申請應以雙方名義提交，除非另有約定。

3. Ownership of Jointly Developed Intellectual Property.
Any intellectual property jointly developed by both parties during the term of this Agreement shall be jointly owned, with each party holding an indivisible interest in such intellectual property.
a. Both parties agree to fully cooperate to ensure that intellectual property rights related to the jointly developed intellectual property (such as patents, trademarks, and copyrights) are properly protected.
b. Applications for intellectual property protection related to the jointly developed intellectual property shall be submitted in the names of both parties, unless otherwise agreed.

4. 既有智慧財產的使用
每一方授予對方有限的、非獨佔性的、免權利金的許可，僅用於開發共同開發智慧財產以及根據本購銷協議進行電動雙體船的購銷，前提是該使用不得超出為實現本購銷協議下的合作及電動雙體船購銷所必需的範圍。

4. Use of Pre-existing Intellectual Property.
Each party grants the other a limited, non-exclusive, royalty-free license to use its pre-existing intellectual property solely for the purpose of developing jointly developed intellectual property and for the sale and purchase of electric catamarans under this Purchase and Sale Agreement.
Such use shall not exceed the scope necessary to fulfill the cooperation and transactions related to this Agreement.

5. 聯合開發之智慧財產權的使用。
未經另一方書面同意，任何一方均不得單方面使用技術秘密或聯合開發之智慧財產權。

5. Use of Jointly Developed Intellectual Property.
Neither party shall unilaterally use trade secrets or jointly developed intellectual property without the prior written consent of the other party.

6. 保密條款
雙方同意對與另一方的智慧財產及任何共同開發智慧財產相關的所有保密資訊予以保密。任何一方不得在未經事先書面同意的情況下向第三方披露此類資訊，但法律要求或為申請智慧財產保護所必需的情況除外。

6. Confidentiality Clause.
Both parties agree to maintain the confidentiality of all confidential information

related to the other party's intellectual property and any jointly developed intellectual property.
Neither party shall disclose such information to any third party without prior written consent, except as required by law or as necessary for applying for intellectual property protection.

7. 侵權問題
如果任何共同開發智慧財產被指控侵犯第三方權利，雙方應合作處理該問題。每一方同意立即通知另一方任何已知的侵權或潛在的侵權，並本著誠意共同努力解決此問題。

7. Infringement Issues.
If any jointly developed intellectual property is alleged to infringe upon the rights of a third party, both parties shall cooperate in addressing the issue.

Each party agrees to promptly notify the other of any known or potential infringement and to work together in good faith to resolve the matter.

8. 購銷協議的終止；條款持續效力
即使本購銷協議終止，本 IP 協議仍然有效，且關於智慧財產所有權或保護的任何既有義務將在協議終止後繼續有效。在本購銷協議終止後，既有智慧財產及任何共同開發智慧財產的權利和所有權將按本 IP 協議中的規定保持不變。

8. Termination of the Purchase and Sale Agreement; Continuing Effect of Terms.
Even if this Purchase and Sale Agreement is terminated, this IP Agreement shall remain in effect, and any existing obligations regarding the ownership or protection of intellectual property shall continue to apply after termination.
Upon termination of the Purchase and Sale Agreement, the rights and ownership of pre-existing intellectual property and jointly developed intellectual property shall remain unchanged in accordance with the provisions of this IP Agreement.

9. 雜項條款
a. 本 IP 協議構成雙方就智慧財產問題的完整協議，並取代所有先前的協議。
b. 本 IP 協議僅可通過雙方簽署的書面文件進行修改。

9. Miscellaneous Provisions.
a. This IP Agreement constitutes the entire agreement between both parties regarding intellectual property matters and supersedes all prior agreements.
b. This IP Agreement may only be modified through a written document signed by both parties.

五、保密條款

（一）保密資訊

任何資訊（包括所有口頭及視覺資訊，以及以書面、電子方式或任何其他媒介或方法記錄之所有資訊）及從上述資訊衍生之任何資訊或分析內容，凡一方（或其代表）因合作專案之目的向另一方（或其代表）披露之資訊，無論該等資訊於本協議簽署之前或之後披露，均應視為機密資訊。

此類資訊包括但不限於：商業計畫、專有資訊、智慧財產權、技術 know-how、商業秘密、研發計畫、新產品或新技術資訊、業務策略與發展計畫、定價資訊、財務數據、客戶及潛在客戶之身分及商業事務，以及任何與客戶或定價政策相關之文件。

惟若該等資訊於接收或披露時已屬公眾領域，或其後非因接收方過失或違反本協議而成為公眾資訊，則不屬於保密資訊之範圍。

5. Confidentiality Clause.

(1) Confidential Information.

Any information (including all oral and visual information, as well as information recorded in written, electronic, or any other medium or method) and any derived information or analysis from such information disclosed by one party (or its representatives) to the other party (or its representatives) for the purpose of the collaboration project shall be considered Confidential Information, regardless of whether it was disclosed before or after the signing of this Agreement.

Such information includes but is not limited to: business plans, proprietary information, intellectual property rights, technical know-how, trade secrets, research and development plans, new product or new technology information, business strategies and development plans, pricing information, financial data, customer and potential customer identities and business affairs, as well as any documents related to customers or pricing policies.

However, information shall not be considered Confidential Information if, at the time of receipt or disclosure, it is already in the public domain or later becomes public information without any fault or breach of this Agreement by the receiving party.

VIVIC

（二）保密義務

a. 接收方應對保密資訊嚴格保密，除非事先取得披露方之書面同意，否則不得向任何第三方披露該等資訊，惟接收方之代表（如下所定義）基於「須知原則」且僅為協助履行本協議及合作專案範圍內之目的而獲准接觸該等資訊者，不在此限。於本協議中，接收方或披露方之「代表」係指該方之董事、高級管理人員、員工、代理人或顧問。

b. 接收方僅可直接為本協議及合作專案之目的使用保密資訊，不得將其用於任何其他目的，且特別是在不影響前述一般性原則之情況下，不得將其用於任何商業用途，亦不得為自身或任何第三方之利益使用，除非事先取得披露方書面同意，且該同意得附帶由披露方自行決定之條件。

c. 接收方確認並同意，保密資訊係披露方經投入時間、精力及成本所開發或取得，該等保密資訊可使任何接收該資訊之人士在與披露方業務相關之競爭中獲得優勢。

d. 接收方確認並同意，任何未經授權之披露或使用保密資訊，可能對披露方造成無法以金錢賠償之不可挽回損害。因此，若接收方違反或威脅違反本協議，披露方有權向法院申請初步禁制令及臨時限制令，以禁止接收方及任何與其直接或間接相關之人士進一步違反本協議，或以任何方式使用或披露保密資訊。

e. 本第八條所述之救濟方式不應限制披露方依法律、衡平法或其他方式可享有之任何其他救濟。

f. 本協議所載之保密義務，於本協議屆滿或終止後仍持續有效。

(2) Confidentiality Obligations.

a. The receiving party shall strictly maintain the confidentiality of the Confidential

Information. Without the prior written consent of the disclosing party, the receiving party shall not disclose such information to any third party, except for its representatives (as defined below) who are granted access on a need-to-know basis solely for the purpose of performing this Agreement and the collaboration project. In this Agreement, "representatives" of the receiving or disclosing party refer to its directors, senior management, employees, agents, or consultants.

b. The receiving party may use the Confidential Information only for the purpose of this Agreement and the collaboration project. It shall not use the information for any other purpose, particularly for any commercial purpose, nor for its own or any third party's benefit, unless prior written consent is obtained from the disclosing party, which may impose conditions at its sole discretion.

c. The receiving party acknowledges and agrees that the Confidential Information has been developed or acquired by the disclosing party through significant time, effort, and costs, and that such Confidential Information could provide a competitive advantage to any party receiving it in a business related to the disclosing party.

d. The receiving party acknowledges and agrees that any unauthorized disclosure or use of Confidential Information may cause irreparable damage to the disclosing party that cannot be adequately compensated by monetary damages. Therefore, in the event of an actual or threatened breach of this Agreement by the receiving party, the disclosing party shall have the right to seek a preliminary injunction or temporary restraining order from a court to prevent the receiving party or any related persons from further violating this Agreement or using or disclosing the Confidential Information in any manner.

e. The remedies provided in this Clause 8 shall not limit any other legal or equitable remedies available to the disclosing party under the law or other applicable provisions.

f. The confidentiality obligations set forth in this Agreement shall remain in effect even after the expiration or termination of this Agreement.

六、其他約定

1. 準據法

本協議應受英格蘭及威爾斯法律管轄、解釋並予以執行。

2. 爭議解決

凡因本協議引起或與本協議相關之任何爭議、爭論或請求，包括但不限於違約、終止或無效之爭議，雙方應首先透過友好協商解決。如協商未果，則應依據仲裁發生時有效之國際商會（ICC）仲裁規則，在新加坡進行仲裁。

2.1 仲裁地應為新加坡。

2.2 仲裁語言應為英語。

2.3 仲裁員人數應為一名。

2.4 仲裁員有權授予法院可提供之任何救濟或補償，包括但不限於強制履行、禁令救濟或損害賠償。

3. 仲裁裁決之最終性與約束力

仲裁員之裁決為最終裁決，對雙方均具約束力，並可提交任何具有管轄權之法院執行。

2. 本協議一式貳份，雙方各執壹份。

3、雙方可協商追加補充協定，補充協定和本合同具有同等法律效力。

6. Other Provisions.

1. Governing Law

This Agreement shall be governed, interpreted, and enforced in accordance with the laws of England and Wales.

2. Dispute Resolution

Any dispute, controversy, or claim arising out of or in connection with this Agreement, including but not limited to disputes regarding breach, termination, or invalidity, shall first be resolved through amicable negotiations between both parties. If negotiations fail, the dispute shall be settled by arbitration in accordance with the International Chamber of Commerce (ICC) Arbitration Rules in effect at the time of arbitration.

2.1 The place of arbitration shall be Singapore.

2.2 The language of arbitration shall be English.

2.3 The number of arbitrators shall be one (1).

2.4 The arbitrator shall have the authority to grant any relief or remedy available in court, including but not limited to specific performance, injunctive relief, or damages.

3. Finality and Binding Nature of Arbitration Award

The arbitrator's decision shall be final and binding upon both parties and may be submitted for enforcement in any court with jurisdiction.

4. Copies of the Agreement

This Agreement is made in two (2) copies, with each party holding one (1) copy.

5. Supplementary Agreements

Both parties may negotiate and enter into supplementary agreements, which shall have the same legal effect as this Agreement.

六、合同附件

附件1：技術規格書（技術規格書和配置單僅供參考，實際交付的標準按雙方技術人員改造後的實際情況為准）

附件2：船體保固書（船體保固書僅供參考，實際交付的保固標準按雙方技術人員改造後的實際情況為准）

6. Contract Annexes.

Annex 1: Technical Specification Sheet (The technical specifications and configuration list are for reference only. The final delivery standards shall be based on the actual modifications made by both parties' technical personnel.)

Annex 2: Hull Warranty Certificate (The hull warranty certificate is for reference only. The final warranty standards shall be based on the actual modifications made by both parties' technical personnel.)

(以下爲合約簽署頁)

(The following is the contract signature page)

甲方（賣方）：蓋章
Party A (Seller): [Seal]

VIVIC CORP.

負責人簽字：**Tse-Ling Wang**
Authorized Representative Signature:

簽署日期：**2024**年 **1** 月**30**日
Date of Signing:

乙方（買方）：簽章
Party B (Buyer): [Signature & Seal]

ACEL POWER INC.

負責人簽字: **Anthony Liu**
Authorized Representative Signature:

簽署日期：**2024**年 **1** 月 **29**日
Date of Signing:

附件1：以下技術規格書和配置單僅供參考，實際交付的標準按雙方技術人員改造後的實際情況為准。

Annex 1: The following technical specification sheet and configuration list are for reference only. The final delivery standards shall be based on the actual modifications made by both parties’ technical personnel.

EV1

TECHNICAL SPECIFICATION

技術規格書





目錄 Table of Contents

1. 主要資料 (Main Information)

總長 (L.O.A.)	13.00m
最大寬度 (Maximum Beam)	4.8m
滿載排水量 (Displacement)	約13t 以實際為准 About 13t is subject to the actual situation
燃油容量 (Diesel Fuel Tank)	370L*2
淡水容量 (Water Tank)	300L
黑水箱容量 (Holding Tank)	189L

2. 船體詳述 Hull Detail

船體的結構專案根據批准該專案的中華人民共和國海事局現行規範和要求進行，這是對已使用最先進技術和材料的船體結構品質的高度認可。船殼採用符合中

VIVIC

國船籍社法定法規海洋鋁，編號5083H116鋁合金船體。

The structural project of the hull is carried out in accordance with the current norms and requirements of the Maritime Safety Administration of the People's Republic of China, which approved the project, which is a high recognition of the quality of the hull structure using the most advanced technologies and materials. The hull is made of marine aluminum in accordance with the statutory regulations of China Shipping Society, No. 5083H116 aluminum alloy hull.

3. 引擎及電池 Engine & Battery

主引擎 (Main Engine): ACEL ELE OUTBOARD DRLVE 75HP×2sets

電池 (Battery): Lithium-ion Battery 86KWH

4. 繫船具 Tethering gear

船兩側裝設 316L 等級不銹鋼繫繩栓（總共 6 個繫繩栓）

起錨機安裝於錨鏈儲存箱內之強化基座上(雙站控制)

不銹鋼錨 - 30 公斤

錨鏈 - 60 米，1/4” HITEST 等級金屬鏈，收納於錨鏈艙（錨鏈艙的底部位於水線上，設有排水孔）

316L grade non-stiff steel tether bolts on both sides of the boat (6 tether bolts in total) The windlasse is mounted on a reinforced pedestal in the anchor chain storage box (dual station control) Stainless steel anchor - 30 kg Anchor Chain - 60 m, 1/4" HITEST Rated Metal Chain for Storage in Anchor Chain Compartment (The bottom of the anchor chain compartment is located on the waterline and has a drain hole

5. 外部佈局 Exterior layout

5.1 船尾 Stern

裝設 316 不銹鋼旗杆座

岸電插座 - 32 安培插座

跳水平臺及下水梯

艉淋浴盒

合成仿柚木地板

Equipped with a 316 stainless steel flagpole mount

Shore Power Socket - 32 Amp Socket

Jumping platforms and ladders

Aft shower box

Synthetic imitation teak flooring

5.2 尾阱（後甲板）Aft trap (aft deck)

燒烤爐及洗菜盆+水龍頭

合成仿柚木地板

Grill and vegetable sink + water tap

Synthetic imitation teak flooring

5.3 船首 Bow

裝設 316 不銹鋼旗杆座
左右舷設有U型沙發
沙發下方LED氛圍燈
合成仿柚木地板
Fitted with a 316 stainless steel flagpole base
U-shaped sofas on the port side
LED ambient lighting under the sofa
Synthetic imitation teak flooring

6. 內部佈局 Interior layout

6.1 主甲板 Main Deck

沙龍 Salon

兩側L型沙發
人造石檯面
竹木纖維天花板
LED嵌入式天花板燈，天花板四周LED氛圍燈帶
沙發下方LED氛圍燈帶
合成仿柚木地板
110V AC防水插座，防水開關
汽車音響一套
KTV音響一套
舞臺效果燈一盞
50寸電視機一台+電視機升降機
KTV音響櫃
L-shaped sofas on both sides
Engineered stone countertops
Bamboo and wood fiber ceilings
LED recessed ceiling light, LED ambient light strip around the ceiling
LED ambient light strip under the sofa
Synthetic imitation teak flooring 110V AC waterproof socket, waterproof switch A set of car stereos
A set of KTV audio A stage effect lamp One 50-inch TV + TV lift
KTV audio cabinet

駕駛室 Operator's room

方向盤
電子操車器
VHF甚高頻
雷達顯示幕
AIS顯示幕
發動機儀錶

噴泵角度顯示幕

油位計，水位計，污水位計，磁羅經

各設備控制開關

信號燈板/艙底泵控制/艙底高水位報警面板（船型面板）

12V藍牙音響於駕駛台左側

駕駛台前擋風玻璃雨刷一套

Steering wheel

Electronic car equipment

VHF

Radar display

AIS display

Engine gauges Pump angle display

Oil level gauge, water level gauge, sewage level gauge, magnetic compass Control switches for each device

Signal Light Panel/Bilge Pump Control/Bilge High Water Level Alarm Panel (Ship Panel)

12V Bluetooth speaker on the left side of the helm station

A set of windshield wipers in front of the helm station

6.2 下層甲板 Lower deck

<u>左舷主人艙 Port master stern</u>

PVC仿木地板

高品質泡棉床墊

免漆板+奧古曼實木收邊裝修

牆面仿布紋皮料軟包裝修

皮紋軟包天花板

奧古曼實木樓梯踏步+LED樓梯燈

儲物櫃兩個

LED嵌入式天花板燈（鏡面不銹鋼框邊）

窗簾盒內部LED燈帶

閱讀燈一盞

110V西門子帶USB AC插座於沙發後側方

8000BTU24V直流空調一台

PVC imitation wood flooring

High-quality foam mattresses

Paint-free board + Okouman solid wood edge decoration

Wall imitation cloth grain leather flexible packaging repair

Leather-grained upholstered ceiling

Okouman solid wood stair tread + LED stair light

Lockers for two

LED recessed ceiling light (mirrored stainless steel rim)

LED strip light inside the curtain box
A reading lamp
110V Siemens with USB AC socket at the back of the sofa
One 8000BTU24V DC air conditioner

主人艙衛生間Bathroom in the master cabin

24V 直流鼓風機
鋁塑板牆面
PVC仿木地板
電動海事馬桶
人造石檯面及陶瓷臺上盆+龍頭
淋浴間鋁塑板牆面人造石地板淋浴龍頭花灑
洗手間軟包天花板+LED嵌入式天花板燈+窗簾盒內部LED燈帶間接燈光
儲物鏡櫃和儲物衣櫃
110V防水插座一個
24V750GPH浴室污水泵一個
黑水箱一個，排汙泵一個
24V DC blower
Aluminum-plastic panel wall
PVC imitation wood flooring
Electric marine toilets
Artificial stone countertop and ceramic countertop basin + faucet
Shower cubicle, aluminum-plastic panel, wall, engineered stone floor, shower mixer
Toilet upholstered ceiling + LED recessed ceiling light + curtain box internal LED light with indirect light
Objective lens cabinets and storage wardrobes
One 110V waterproof socket
A 24V750GPH bathroom sump pump
One black water tank and one sewage pump

右舷船長艙Starboard Captain's Cabin

PVC仿木地板
高品質泡棉床墊
免漆板+奧古曼實木收邊裝修
牆面仿布紋皮料軟包裝修
皮紋軟包天花板
奧古曼實木樓梯踏步+LED樓梯燈
儲物櫃兩個
LED嵌入式天花板燈（鏡面不銹鋼框邊）
窗簾盒內部LED燈帶
閱讀燈一盞

110V西門子帶USB AC插座於沙發後側方
8000BTU24V直流空調一台
衣櫃一個
船長書桌，設110V AC插座
交流直流主控制開關面板設于書桌上方
PVC imitation wood flooring
High-quality foam mattresses
Paint-free board + Okouman solid wood edge decoration
Wall imitation cloth grain leather flexible packaging repair
Leather-grained upholstered ceiling
Okouman solid wood stair tread + LED stair light
Lockers for two
LED recessed ceiling light (mirrored stainless steel rim)
LED strip light inside the curtain box
A reading lamp
110V Siemens with USB AC socket at the back of the sofa
One 8000BTU24V DC air conditioner
Wardrobe one
Captain's desk with 110V AC socket
The AC and DC main control switch panel is located above the desk

6.3機艙 Cabin

安裝防火隔音綿
交直流機艙照明燈
110VAC防爆機艙插座
淡水泵于左機艙
交流電自動切換互鎖控制開關盒於右機艙
左機艙進風閘一個,排風閘一個,排風扇一台
右機艙進風閘一個,排風閘一個,排風扇一台
左機艙24V空調泵各一套
Install fireproof and acoustic foam
AC and DC cabin lights
110VAC explosion-proof cabin socket
Fresh water is pumped in the left engine room
AC automatic switching interlock control switch box in the right nacelle
One air inlet gate, one exhaust gate, and one exhaust fan in the left cabin
One air inlet gate, one exhaust gate, and one exhaust fan in the right cabin
One set of 24V air conditioning pump in the left cabin

6.4硬棚頂Hard Shelf Top

前方正中設有國產探照燈

頂棚半中兩側左右舷燈

後方正中雷達燈架，安裝右雷達接受器，艏燈，艉燈，錨燈，失控燈，電笛

VHF天線，AIS天線

AIS接收信號器

GPS接收信號器

後艉部中間旗杆座

Searchlight in the middle of the front

The ceiling has left and right port lights on both sides of the semi-center

Rear center radar light stand, install right radar receiver, bow light, stern light, anchor light, runaway light, electric whistle

VHF antennas, AIS antennas

AIS receiver signal

GPS receiver signal

Rear stern middle flagpole mount

7. 電器設備 Electrical equipment

50寸電視機于沙龍後方電視機櫃+電視機升降架

60L電熱水器于左舷艏尖艙內部

電烤爐於後甲板洗菜台右方

KTV音響一套於衛生間洗手臺上方音響櫃內

50-inch TV in the TV cabinet + TV lift at the rear of the salon

60L electric water heater is located inside the port side bow tip cabin

The electric grill is on the right side of the rear deck sink

A set of KTV audio is in the audio cabinet above the bathroom sink

8. 電力系統 Power System

110V 32A 岸電市電系統提供 Shore power system provided

110V 6000W 逆變器系統提供 Inverter system provided

24V直流電系統由4組12V200AH電瓶串連成2組24V200AH電瓶提供電源

The 24V DC system is powered by 4 sets of 12V200AH batteries connected in series to form 2 sets of 24V200AH batteries

9. 充電系統 Charging system

6000W逆變器帶充電系統充日用電瓶經轉換開關可控制充發動機電瓶

The 6000W inverter with charging system can control the charging engine battery through the transfer switch

消防救生系統 Fire and life-saving systems

10L七氟丙烷滅火系統含感應報警控制系統

2支5公斤裝CO2滅火器於後甲板側櫃內

1支5公斤裝乾粉滅火器於右機艙
1支5公斤裝乾粉滅火器于左機艙
1支5公斤裝幹滅火器于左駕駛椅邊
1支5公斤裝乾粉滅火器于沙龍後方
1支5公斤裝乾粉滅火器於右艙室
1支5公斤裝乾粉滅火器于左艙室
左右機艙各設有溫感煙感感測器
聲光報警器及主控制盒設於駕駛台側邊
消防桶兩個及太平斧一把存放于沙龍沙發椅底部
12人救生閥一套於硬頂上方
救生圈2個於後甲板左右兩側
救生衣12件于沙龍沙發椅下方
降落傘信號彈4個於後甲板洗菜台下方
信號球3個型號於後甲板洗菜台下方

10L heptafluoropropane fire extinguishing system with induction alarm control system

2 x 5kg CO2 fire extinguishers in the aft deck side cabinet

1 x 5kg dry chemical fire extinguisher in the right engine room

1 x 5kg dry chemical fire extinguisher in the left engine room

1 x 5kg dry fire extinguisher next to the left driver's seat

1 x 5kg dry chemical fire extinguisher at the back of the salon

1 x 5kg dry chemical fire extinguisher in the right compartment

1 x 5kg dry chemical fire extinguisher in the left compartment

The left and right cabins are equipped with temperature-sensing smoke sensors

The sound and light alarm and the main control box are located on the side of the bridge

Two fire buckets and a Taiping axe are stored at the bottom of the salon sofa chair

A set of 12-person rescue valves is placed above the hard top

2 lifebuoys on the left and right sides of the aft deck

12 life jackets under the sofa chairs in the salon

4 parachute flares are placed under the washstand on the aft deck

3 types of signal balls are located under the sink on the aft deck

艙底水系統 Bilge water system

4個1500GPH艙底泵于左艏尖艙右艏尖艙左主人艙右船長艙各一個

2個2000GPH艙底泵于左機艙右機艙各一個

2個手搖污水泵于左機艙右機艙各一個

4 x 1500GPH bilge pumps in the left bow and tip cabin, one in the right bow tank, one in the left master cabin and one in the right captain's cabin

2 x 2000GPH bilge pumps in the left engine room and one in the right engine room

2 hand-cranked sump pumps in the left engine room and one in the right engine room

附件2：以下技術規格書和配置單僅供參考，實際交付的標準按雙方技術人員改造後的實際情況為准。

Appendix 2: The following technical specifications and configuration sheets are for reference only, and the actual delivery standards are subject to the actual situation after the transformation of technical personnel of both parties.

EV58

TECHNICAL SPECIFICATION

VIVIC

技術規格書





主要技術參數

參數類型	V58
艇長 / L.O.A	18.00m
水線長/ LWL	17.20m
艇寬 / Maximum Beam	8.40 m
型深 / Depth	2.86m
設計吃水 / Draft	1.00m

滿載排水量 / Full-load Displacement	≈35t
肋距/ Frame Spacing	0.5m
淡水箱 / Water Tank	400L * 2
燃油箱 / Fuel Tank	600L * 1
空船重量 / Lightweight	≈26.5t

* 以上資料供參考，具體資料以實際產品為標準。航速會根據水面情況及負載情況有所變化。重量也會因選配項目而變化。

The above information is for reference, and the specific data is based on the actual product. The speed will vary depending on the surface conditions and load conditions. The weight will also vary depending on the option.

Proposal 1:

方案一


飞桥平面图
主甲板平面图
下舱平面图
主尺度
总长：18.00m
水线长：17.20m
船宽：8.40m
型深：2.80m
设计吃水：1.00m
油箱：3000L
满载排水量：35t
乘员：12人
航速：20kn
水箱：800L
发电机：宝士达 16kw
PROJECT:
58 CAT
TITLE:
General Arrangement Plan

配置規格清單 List of Specifications

1.船體結構 Hull structure		
項目 Item	序號 Serial No.	規格內容 Specification contents
1. Hull 船殼	1.1	Vacuum flow forming process 真空導流整體成型工藝
	1.2	Gelcoat Color: white Brand:Jinling Resins 膠衣顏色：白色 品 牌：金陵力聯思
2.Superstructure 艀板	2.1	Gelcoat Color: white Brand:Jinling Resins 膠衣顏色：白色 品 牌：金陵力聯思
	2.2	Front deck teak table *2 前艀板柚木桌含不銹鋼桌腳*2張
	2.3	Front deck sunshade 前艀板活動遮陽棚及五金件掛鈎及支撐
	2.4	Cockpit FRP Cabinet (bathroom sink) 後艀板FRP櫃子（洗手盆 ）
	2.5	Rear panel teak table *2 Stainless steel table legs*4 後艀板柚木桌*2 不銹鋼桌腳*4
3.Fly bridge 飛橋（上駕駛台）	3.1	Cook off white Brand:Jinling Resins 膠衣為白色 品 牌：金陵力聯思
	3.2	FRP Helm Seat FRP駕駛椅底座防水皮料沙發墊及靠背
	3.3	FRP Wash basin cabinet FRP洗手盆櫃子
	3.4	FRP Barbecue cabinet（Including barbecue grill) FRP燒烤爐櫃子 （含燒烤爐）
	3.5	FRP Top Gelcoat Color: black Brand:PPG FRP太陽棚PU漆顏色：黑色 品 牌：PPG
4.Non Skid 止滑面	4.1	**PVC Synthetic imitation teak deck** **PVC合成仿柚木艀板**
	4.2	Teak Deck (Option)

		柚木艀板（追加）
	4.3	Position: ☑Ago Deck☑ Afterwards Deck ☑Side Deck ☑Left and right side walkways 位 置：☑前艀板 ☑ 後艀板 ☑飛橋艀板 ☑左右舷走道
1-2(Fuel Water Tank)油水箱		
項目 Item	序號 Serial No.	規格內容 Specification contents
1.Fuel Tank 油箱	1.1	**Aluminum alloy5083 (capacity:600L*1=600L)** **鋁合金5083 (容量:600升*1=600升)**
2.Water Tank 水箱	2.1	**S/S316(capacity:400L*2=800L)** **不銹鋼316(容量:400升*2=800升)**
3.Holding Tank 化糞箱	3.1	**FRP (capacity:200L*2=400L)** **FRP (capacity:200L*2=400L)**
3.Grey water Tank 灰水箱	3.1	**S/S316 (capacity:200L*2=400L)** **S/S316 (capacity:200L*2=400L)**
2.Marine system 輪機系統		
項目 Item	序號 Serial No.	規格內容 Specification contents
1.Generator 發電機	1.1	NorthenlightsM844LW3.G16KW/50/60HZ 北極光 M844LW3.G16KW/50/60HZ
2.Bow Thruster 船艏推進器	2.1	Lewmar 250TT-8KW-24V 船艏推進器
2-1.Steering System 操舵系統		
項目 Item	序號 Serial No.	規格內容 Specification contents
1.Steering System 操舵系統	1.1	LS VHM-50DTP C300 240kpm Power assist System （含通步閥及動力輔助）
2.Rudder 舵葉	2.1	S/S316 不銹鋼

3.Steering Wheel 方向盤	3.1	S/S Solid wood 志成不銹鋼包實木
4.Rudder Indicator 舵角指示器	4.1	KUS Rudder Indicator KUS 舵角指示器

2-2.Fuel System 油路系統

項目 Item	序號 Serial No.	規格內容 Specification contents
1. Engine Fuel Water filter 引擎油水分離器	1.1	Single cup Racor 75/500MAX Fuel Water Filter 單杯 Racor 75/500MAX 油水分離器

3.Sanitation System 衛浴系統

項目 Item	序號 Serial No.	規格內容 Specification contents
1. Water Heater 熱水器	1.1	Torrid MVS-20 20gallons Torrid MVS-20 20加倫
2. DeckWash Pump 舺板沖洗泵	2.1	Johnson#10-13407-08 20L DC24V
3. Fresh Water pump 淡水泵	3.1	Johnson#10-13273-02DC24V
4.Transom box 艉沖盒	4.1	Other 97022-×× 方形嵌入式冷熱水淋浴盒
5.Toilet 馬桶	5.1	Tecma fresh water toilerDC24V*2
6. Shower head 淋浴龍頭	6.1	Crohe #33200000 *2 高儀淋浴龍頭*2
7.Washbasin with Faucet 洗臉盆含龍頭	7.1	Crohe#19716000*2 高儀洗臉盆含龍頭*2
7. Fresh Water Pipe 淡水管	8.1	Rifeng 1620 cold Hot water pipe 日豐1620鋁塑冷熱水管

4.Sewage System 排汙系統		
項目 Item	序號 Serial No.	規格內容 Specification contents
1. Macerator Pump 化糞泵	1.1	Jabsco#18690-0000DC24V
2. Holding tank watch panel 化糞箱警示器	2.1	KUS GM-EP E0602 DC24V 志成KUS GM-EP E0602 DC24V
3.GreyWater pump 灰水泵	3.1	Rule 750GPHDC24V
4.Bilge pump 艙底泵	4.1	Rule 1500/2000GPH DC24V

5.AC Power System 交流電系統		
項目 Item	序號 Serial No.	規格內容 Specification contents
1. AC switch 1. panel AC開關板	1.1	IYADA AC220V&120V/50/60HZ 愛亞達 AC220V&120V/50/60HZ
2. Shore Power Outlet岸電插座	2.1	Marinco#6373EL250V/125V/50/60HZ 3wire/4wire Marinco#6373EL250V/125V/50/60HZ 3線或4線
3.Shore Power Lsolater 岸電隔離器	3.1	Newmar GI 50/VictronVDI-64
4.AC Outlet 插座	4.1	Vimar (威瑪牌)
5.E/R Light 機艙AC燈	5.1	AC/DC LED light 雙電源LED燈

6.DC Power System 直流電系統		
項目	序號	規格內容

Item	Serial No.	Specification contents
1. DC switch panel DC開關板	1.1	IYADA DC24V&12V 愛亞達 DC24V&12V
2.Battery 電瓶	2.1	6-CQW-200AH/150AH
3.Battery Charger 電瓶充電器	3.1	Masfervolt Battery Charger12V60A Masfervolt 智能充電器12V 60A
	3.2	Masfervolt Battery Charger24V80A Masfervolt 智能充電器24V 80A
4.Salon ceiling light 沙龍天花板	4.1	S/S LED/DC/24V (不銹鋼LED/DC24V）
5.Salon atmosphere Light 沙龍氛圍燈	5.1	LED/Lamp strip DC/24V/4000K (LED燈帶）DC/24V/4000K
6.Exterior light 外部燈	6.1	S/S LED /DC/24V (不銹鋼 LED/DC/24V）
7.Underwater Light 水下燈	7.1	Shen ding SD-SX-80001T 9W-50W IP-68*10PCS （Options) 神丁 SD-SX-80001T 9W-50W IP-68*10個（選項）
8.Switcher 開關	8.1	Vimar 威馬牌
9.Blower 鼓風機	9.1	Jabsco3"DC24V
10.E/R Blower 機艙風機	10.1	Delta 500-311242IP DC24V Delta 500-311242IP DC24V

7. Electric Appliance System 家電系統

項目 Item	序號 Serial No.	規格內容 Specification contents

1. Refrigerator 冰箱	1.1	Ltaly Ascoli M8 238L 義大利 Ascoli M8 238L
2. Range hood 抽油煙機	2.1	EMEET OXW-200-DF(307DW)/220V/110V 意米特引閉崁入式OXW-200-DF(307DW)220V/110V
3. Stove 爐臺	3.1	Meikk 5012-6/220V/110V 美愷 5012-6/220V/110V
4. Microwave 微波爐	4.1	Seiemens #BE525LMSOW 1200W 西門子 #BE525LMSOW 1200W
5.BBQ烤肉爐	5.1	KENYON B70060 220V/110V1.3KW
6.TV電視	6.1	索尼/SONYXR-65X90L65"
7.KTV Audio KTV 音響	7.1	PX4600Post amplifier 後級功放
	7.2	S850 Subwoofer 低音炮功放
	7.3	S-108K Power sequener S-108K電源時序器
	7.4	LA XT-8 Effecor 效果器
	7.5	19"-2T Song Ordering Machine 19"-2T Song Ordering Machine 點歌機
	7.6	U-4200 Wireless micropone U-4200 無線話筒
	7.7	KF-10 Speaker 10寸專業箱
	7.8	F-15-12" Heavy low Speaker F-15-12寸重低音炮

7.1.Air Conditioning System 空調系統

項目 Item	序號 Serial	規格內容 Specification contents

	No.	
1. Salon Air Conditioning 冷氣（空調）	11	24000BTU *1 Heating and cooling air conditioning 24000BTU 一體式冷暖空調*1
	12	36000BTU *1 Heating and cooling air conditioning 36000BTU 一體式冷暖空調*1
2. Cabin Air Conditioning 冷氣（空調）	21	12000BTU *2 Heating and cooling air conditioning 12000BTU 一體式冷暖空調*2

8.Navigation System 航行系統

項目 Item	序號 Serial No.	規格內容 Specification contents
1. Navigation Light 航行信號燈	11	Aqua Signal #40200(right)(右紅)40300(left)（左綠） 40400(bow)（艏燈）40500(stem)(艉燈） 40600(Anchor)（錨燈）
2. Horn 電/氣笛	2.1	Kahlenberg DO-01A Horn 雙管氣笛
3.Search Light 探照燈	3.1	ACR Searching light 24V 進口探照燈
4.Compass 羅盤	4.1	Ritchie 5"compass in F/B 美國品牌

8.1. Navigation System 導航系統

項目 Item	序號 Serial No.	規格內容 Specification contents
1. Radar GPS Sounding 雷達/GPS/測深	1.1	Raymaine AXIOM9 9.0inLED LIGHT HOUSE 美國Raymaine 9英寸觸摸顯示器+GPS天線
	1.2	Raymaine Quamtum 18in 美國Raymaine 18in雷達球
	1.3	Raymaine CPT-S Depth sensor 美國Raymaine CPT-S 測深探頭

	1.4	■ Raymaine GPS SME-189 Antenna 美國Raymaine GPS SME-189天線
	1.5	■ Raymaine C-MAP chart card 美國Raymaine C-MAP 海圖卡
2. VHF 甚高頻	2.1	■ Raymaine Ray-53 美國Raymaine Ray-53
3.AIS	3.1	■ Raymaine XA201 AIS Madule 美國Raymaine XA201 AIS 模組
4.Radar responder 雷達應答器	4.1	□ Shipowner's self purchase 船東自購
5. Satellite Positioning marker衛星示位標	5.1	□ Shipowner's self purchase 船東自購
6. Handheld Search and Rescue intercom 手持搜救對講機	6.1	□ Shipowner's self purchase 船東自購

9.Anchoring System 停泊系統

項目 Item	序號 Serial No.	規格內容 Specification contents
1.Windlass 錨機	1.1	■ Lewmar CPX3-24V/2000W
2.S/S Cleat 不銹鋼羊角	1.2	■ S/S Cleat 12" 不銹鋼纜樁12寸（羊角）
	2.1	■ S/S Foldable Cleat Swimming Platform*2 跳水板不銹鋼折疊式羊角*2
3. Fender Clamp 防碰球繩孔夾	3.1	■ S/S *2 不銹鋼*2

10.Salon/ Cabin Interior&Furniture 沙龍/艙室站艙&傢俱

項目	序號	規格內容

Item	Serial No.	Specification contents
1. Interior Material 室內材料	1.1	Red oak panel 紅橡木面板
	1.2	Leather material 皮 料
2. Salno TV Cabinet 沙龍電視櫃	2.1	Pop-up TV set Red oak panel 升降式電視櫃紅橡木面板
3. Salno cabinet 沙龍邊櫃（兩側）	3.1	Red oak panel 紅橡木面板
4. Salno dining table 沙龍餐台	4.1	Customized solid wood dining table and Chair 定制實木餐桌椅
5. Salno countertop 沙龍檯面	5.1	Marble大理石
6. Salno sofa 沙龍沙發	6.1	Outsourced customization 外購定制
7. Salon flooring 沙龍地板	7.1	PVC Synthetic wood grain flooring PVC合成木紋地板
8. Salno ceiling 沙龍天花	8.1	Leather soft bag 皮料軟包
9. Salno Window pillar 沙龍窗柱	9.1	Cloth pattern soft bag 布紋軟包
10. Salno Front door 沙龍前門	10.1	S/S 316 steel single door 不銹鋼316單開門
11.Salno entrance door	11.1	S/S 316 Double sliding door 不銹鋼316雙開推拉門

沙龍後大門		
12.Master cabin 主人艙	12.1	Wood fiber panel double bed 木絲面板雙人床
	12.2	Wood fiber panel wardrobe 木絲面板衣櫃
	12.3	Wall wood fiber panel+soft pack 牆面木絲面板+軟包
	12.4	Soft package ceiling 軟包天花板
	12.5	PVCSynthetic wood grain flooring PVC合成木紋地板
13. Toilet 洗手間	13.1	FRP 玻璃鋼 _
14.Shower head 淋浴間	14.1	FRP 玻璃鋼亮面
15.Toilet floor洗手間地板	15.1	PVC woob grain flooring PVC木紋地板
16Shower floor 淋浴間地板	16.1	Marble大理石
17.Cabin 客艙	17.1	Wood fiber panel double bed 木絲面板雙人床
	17.2	Wood fiber panel wardrobe 木絲面板衣櫃
	17.3	Wall wood fiber panel+soft pack 牆面木絲面板+軟包
	17.4	Soft package ceiling 軟包天花板
	17.5	PVCSynthetic wood grain flooring PVC合成木紋地板
18. Toilet	18.1	FRP 玻璃鋼 _

洗手間		
19.Shower head 淋浴間	19.1	FRP 玻璃鋼亮面
20.Toilet floor 洗手間地板	20.1	PVC woob grain flooring PVC木紋地板
21.Shower floor 淋浴間地板	21.1	Marble大理石
22. Kitchen 廚房	22.1	Wooden kitchen cabinet 木制廚櫃
	22.2	Marble table 大理石檯面
	22.3	Wall wood fiber panel+soft pack 牆面木絲面板+軟包
	22.4	Soft package ceiling 軟包天花板
	22.5	PVCSynthetic wood grain flooring PVC合成木紋地板
	22.6	Single sink vegetable wash basin with faucet 單槽洗菜盆含水龍頭

11. Interior Varnish 室內油漆

項目 Item	序號 Serial No.	規格內容 Specification contents
1. Interior wood lacquer 室內木器漆	1.1	Satin Finish 消光漆
2.Cabin primer 艙底漆	2.1	Off white gelcoat象牙色膠衣

12. Exterior Varnish 外部油漆

項目 Item	序號 Serial No.	規格內容 Specification contents

1.Bottom paint 船底漆	1.1	HEMPEL Black 78950 海虹老人黑色78950
2. Boot Top Line 水線漆	2.1	PU Paint PU漆 Brand(品牌): bbg Color顏色: Black黑色

13. External outfitting 外部舾裝

項目 Item	序號 Serial No.	規格內容 Specification contents
1. 前艄板扶手	1.1	S/S316不銹鋼扶手
2. 後艄板水仙門	2.1	S/S316不銹鋼
3. 飛橋欄杆	3.1	S/S316不銹鋼
4. 航行燈架	4.1	S/S316不銹鋼燈架
5. 飛橋樓梯	5.1	S/S316 Stairs with wood steps 不銹鋼316附柚木踏步
6.下水梯	6.1	S/S316不銹鋼
7.窗戶玻璃	7.1	12mm/Front window safety glass European gray 12厘厚前窗安全玻璃歐洲灰
	7.2	8mm/tempered glass European gray for side windows 8厘厚側窗鋼化玻璃歐洲灰

14. Fire protection System 消防系統

項目 Item	序號 Serial No.	規格內容 Specification contents
1.Fire Extinguisher 機艙滅火器	1.1	Fireboy MA2-900-FM227 中國大陸船按CCS要求配置

附件三：

Appendix 3:

船體保固書Hull warranty

一、 甲方遊艇承諾：

1.本游艇船殼依照合約簽訂的規範建造， 建造過程所使用的物料和施工方式，符合標準。

2. 使用於船上相關的設備、零件、五金配件、船上的內部裝潢，在出廠時是符合標準。

3.船上所有的機器、設備、零元件，均依照原始生產廠商提供，經過核可的設計和指示安裝， 並通過廠商指派的技術人員的檢查及測試，確保運作沒有問題。

A. Party A's yacht promises:

1. The yacht's hull is built according to the specifications signed in the contract, and the materials and construction methods used in the construction process meet the standards.

2. When they leave the factory, the equipment, parts, hardware accessories, and interior decoration used on the ship are in accordance with the standards.

3. All the machines, equipment, and components on board are installed according to the approved design and instructions provided by the original manufacturer and have been inspected and tested by the manufacturer's technicians to ensure trouble-free operation.

二、 有限保固：

1.依照合約，從游艇完工交付乙方開始的36個月之內，船殼結構的瑕疵，若經證實是因為建造過程中，使用不當的材料或施工方法錯誤而引起的，甲方將免費修復。

2.船上的引擎及配備、齒輪箱、推進系統、發電機、各種泵、冷氣系統、馬桶、雨刷系統、電池、操車系統、起錨機和船上設備，于交付乙方後的 12 個月之內將由甲方負責免費修復，並協助相關生產或授權銷售之廠商負責保固之義務。

B. Limited Warranty:

1. According to the contract, within 36 months from the completion of the yacht and the delivery of Party B, if it is proved that the defects in the hull structure are caused by the improper use of materials or wrong construction methods during the construction process, Party A will repair them free of charge.

2. The engines and equipment, gearboxes, propulsion systems, generators, pumps, air-conditioning systems, toilets, wiper systems, batteries, car systems, windlass lifters and shipboard equipment on board will be repaired free of charge within 12 months after the delivery of Party B, and Party A will assist the relevant manufacturers or authorized sales manufacturers to be responsible for the warranty obligations.

三、 本保固不適用於以下情況：

1.安裝在船上的設備，因爲乙方、乙方代表、乙方現任船東或是廠商員工，或相關人員的安裝錯誤、更改，或不當的操作或維修，而引起的故障，損壞；或是因為增加額外設備所造成的問題。

2.船體、安裝在船上的任何設備與材料，因天災或不可抗力之因素下，所造成之故障或損壞。

3.船于建造過程中，因乙方、乙方代表、或乙方買主委派之協力廠商代表(如設計師)變更動設計，增加設備或修改，所導致的相關問題。

4.天然建築材料 (例如:室內木材、外部地板等)，內部烤漆、外部油漆、膠殼布料和完成的面漆，因氣候、環境、溫度變化或未適當進行保養所導致的龜裂表面磨損或變色。

5.船底漆與船底表面的瑕疵，是因爲沒有按時保養，或保養時不當的施工程式、或使用不適當的原料而造成的。 建議船隻每隔 6 個月上架檢查，幷作船底漆相關保養

6.一般的耗材、配件，例如:保險絲、燈具、 燈泡、雨刷、繼電器、斷路器防水條等。

7.乙方自行聘請的設計師或顧問公司因設計不當，或不適當的指示，而導致**交船**後船隻俯仰角的錯誤。

8.船體和水下裝備，因爲擱淺、不當的使用或起吊，導致船體或水下裝備受到損壞。

9.船隻用於商業用途、租賃或競賽，因人為而造成的故障或損壞。

C. This warranty does not apply to the following situations:

1. Failure or damage to the equipment installed on the ship due to installation errors, alterations, or improper work or maintenance by Party B, Party B's representatives, Party B's current shipowners or employees, or related personnel; Or problems caused by additional equipment.

2. Failure or damage to the ship's hull, equipment, and materials installed due to natural disasters or force majeure.

3. During the ship's construction, Party B, Party B's representative, or a third-party representative appointed by Party B's buyer (such as a designer) changes the design, adds equipment, or modifies related problems.

4. Natural building materials (e.g., interior wood, exterior flooring, etc.), interior paint, exterior paint, plastic shell fabrics, finished topcoats, cracked surface wear or discoloration due to climate, environment, temperature changes, or improper maintenance.

5. Defects in the bottom paint and surface of the ship are caused by failure to maintain on time, improper construction procedures during maintenance, or inappropriate raw materials. It is recommended that boats be put on the shelves for inspection every 6 months and undercoat-related maintenance

6. General consumables and accessories, such as fuses, lamps, bulbs, wipers, relays, circuit breaker waterproof strips, etc.

7. The designer or consultant company hired by the ship's owner is incorrectly designed or inappropriately instructed, resulting in an error in the ship's pitch angle after delivery.

8. The hull and underwater equipment are damaged due to grounding, improper use, or lifting.

9. Failure or damage caused by man-made use of the vessel for commercial use, charter, or racing.

四、 損失賠償

1.由乙方或目前所有者，根據本保固條款提出的任何賠償，必須在限定的保固期間內，以郵寄或電子郵件的方式，通知甲方。

2.任何賠償之申請，須在保固期間內，由雙方認可的由當地合格驗船師，提出相關的檢驗報告與相片證明，幷由甲方或目前所有者，提供相關維修的估價單，供乙方進行審理。驗船師的檢驗費用，由失責方負責。

3.甲方公司在收到保固賠償的要求，幷確認該申請專案符合保固條款之後，會在一個月內，進行以下事項 ：

a） 派遣相關維修技術人員，至乙方指定地點進行保修。

b） 指派相關人員或包商到指定地點進行保修。

c） 同意甲方所提供相關維修的報價，由乙方自行委任包商進行維修。

4.保固期間內，失責方有責任與義務將游艇運交到乙方指定的維修廠或碼頭，以進行完善的保修。

5.此保修條款只包含支付維修工程內符合保修條款專案直接維修人工費與物料相關費用。

6. 若乙方或目前所有者未能依據本船體保固書提出賠償，則甲方不需承擔任何修理費用。

D. Compensation for Damages

1. Any compensation made by Party B or the current owner under the terms of this warranty must be notified to Party A by post or email within the limited warranty period.

2. Any application for compensation shall be submitted by a local qualified surveyor approved by both parties within the warranty period, and Party A or the current owner shall provide an estimate of the relevant repairs for Party B's review. The surveyor's survey costs are the responsibility of the defaulting party.
3. After receiving the request for warranty compensation and confirming that the application item meets the warranty terms, Party A will carry out the following matters within one month: a) Dispatch relevant maintenance technicians to the place designated by Party B for warranty. b) Assign relevant personnel or contractors to the designated place for warranty. c) Agree to the quotation provided by Party A for the relevant maintenance, and Party B shall appoint the contractor to carry out the maintenance.
4. During the warranty period, the defaulting party is responsible and obligated to deliver the yacht to the repair shop or dock designated by Party B for a perfect warranty.
5. This warranty clause only includes the payment of direct maintenance labor costs and material-related costs for the items in the maintenance project that meet the warranty terms.
6. If Party B or the current owner fails to claim compensation under this hull warranty, Party A shall not be liable for any repair costs.

五、 免責聲明

1.前述的船體保固條款，指定執行人員是無可取代的。除了甲方負責執行的人員外，任何甲方的員工，均未被授權以口頭或書面方式，對本保固書的條文作任何變更與修改。
2.甲方不需承擔任何連帶的、間接的、與相關的損害賠償。包括：使用上的損失、時間的損失、商業損失，智慧財產權的使用、轉售價值損失、或造成個人財物的損傷、人員死亡。 乙方或目前所有者，與任何協力廠商之間的法律責任。

E. Disclaimer of Warranties

1. Appointing an executor is no substitute for the aforesaid hull warranty clause. No employee of Party A, other than Party A's person responsible for enforcement, is authorized to make any changes or modifications to the provisions of this warranty, either orally or in writing.
2. Party A shall not be liable for incidental, indirect, or related damages. This includes loss of use, time, business loss, value of use or resale of intellectual property rights, or damage to personal property or death. legal liability between Party B, the current owner, and any third party.

六、法律和司法管轄權

1.本船體保固書按照台灣的法律解釋幷受其管轄，凡與本保固書之規定抵觸或衝突者，地方法院具有司法管轄權。
2.本船體保固書在履行過程中如有引起爭議，雙方應友好協商解決。若未達成共識，而引起任何訴訟或非訟爭議任何一方可向台灣台南地方法院提起訴訟。
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F. Law and Jurisdiction

1. This Hull Warranty shall be construed in accordance with the laws of Taiwan and shall be subject to its jurisdiction. The local courts shall have jurisdiction over any conflict with the provisions of this Warranty.
2. If any dispute arises from the performance of this hull warranty, the two parties shall resolve it through friendly negotiation. If no consensus is reached, any litigation or non-litigation dispute may be filed with the Tainan District Court in Taiwan.
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